Exhibit 10.10

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CLARIFICATION AND MODIFICATION

This Clarification and Modification, dated March 8, 2012 (“Clarification/Modification”) is between The Talbots, Inc., a Delaware corporation (together with its subsidiaries, the “Company”), and Michael Scarpa (the “Executive”).

This is intended to clarify and modify the Severance Agreement between the parties dated December 4, 2008, as amended by the letter agreement (“409A Letter Agreement”) dated November 18, 2010 (“Severance Agreement”), the Change in Control Agreement between the parties dated December 4, 2008, as amended by the 409A Letter Agreement (“CIC Agreement”) and an Offer Letter between the parties dated December 4, 2008 (“Offer Letter”). Capitalized terms used are defined in Section 7 of the Severance Agreement.

1. Other Plan Benefits.

(a) The Company will timely pay the Executive all salary and other benefits earned up through his or her employment termination date including under the terms of any incentive or other compensation or benefit plan or arrangement of the Company.

(b) The Company shall be obligated to and agrees to satisfy, subject to the terms and conditions thereof, the Executive’s earned or vested rights and benefits under all qualified, nonqualified and supplemental retirement, 401(k), savings, deferred compensation, executive, employee and retiree medical, dental and health plans, and other health, welfare or benefit plans of the Company.

(c) The health, medical and dental coverage which the Company is obligated to provide for the Executive, under the Severance Agreement or CIC Agreement or pursuant to any executive, employee or retiree health, medical or dental plan or arrangement, will be provided to the Executive and his or her family such that neither the benefits provided thereunder nor any and all premiums therefor or the value thereof shall be taxable to the Executive or his or her family for U.S. federal income tax purposes, including the obligation of the Company to provide such health, medical and dental coverage and benefits on an insured basis so as not to cause benefits thereunder or premiums therefor or the value thereof to be taxable to the Executive or his family as a discriminatory “self-insured medical reimbursement plan” within the broad meaning of Section 105(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor Code provision.

2. Severance Computation. For purposes of computing any severance amount payable under the Severance Agreement or the CIC Agreement, annual base salary shall mean the Executive’s existing base salary as of February 29, 2012 or any increase therein after such date, and target annual cash incentive bonus or Target Incentive Rate shall mean the “target annual incentive participation rate” of the Executive as of February 29, 2012, which is 100% of the Executive’s base salary, or any increase therein after such date.

3. Notice of Termination. In the event of termination of Executive’s employment, the effective date shall be the date specified in a notice of termination which if termination is by the Company shall not be less than 30 days after the date the notice is given (except in the case of a termination for Cause).

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4. Costs and Fees. All reasonable costs and expenses (including fees and disbursements of legal counsel) incurred by or on behalf of Executive in any litigation, arbitration or other proceeding to enforce or interpret any provision of the Severance Agreement (including this Clarification Modification), the CIC Agreement or the Offer Letter shall be reimbursed to Executive by the Company promptly after being incurred by the Executive (and not more than 30 days after the Company’s receipt of supporting documentation therefor); provided that in the event that a court or arbitrator, as applicable, having jurisdiction in the proceeding at issue determines that any litigation assertions or defenses by or on behalf of Executive were made in bad faith or are frivolous, no reimbursement related to such assertions or defenses shall be due.

5. Net Best Tax Provision Under Code Sections 280G and 4999.

(a) Notwithstanding anything to the contrary contained in any agreement between or including the Executive and the Company or any other plan or arrangement maintained by the Company, to the extent that any amount or benefit paid or distributed to the Executive pursuant to any such agreement or any other agreement, plan or arrangement between or including the Company and the Executive (collectively, the “Payments”) (i) constitutes a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this Section 5, would be subject to the excise tax imposed by Section 4999 of the Code (“Excise Tax”), then the Payments shall be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income, employment and excise taxes (including any Excise Tax), results in the Executive’s receipt, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Any determination required under this Section shall be made in writing by a nationally recognized, independent registered public accounting firm mutually agreed upon by the Executive and the Company (the “Accountant”), whose supporting data shall be provided to each of the Executive and the Company and whose determinations shall be conclusive and binding upon the Executive and the Company for all purposes.

(b) Any reduction of Payments as may be necessary under this Section shall be effected in a manner such as to obtain the best economic benefit for the Executive (with reductions made pro rata if economically equivalent and including such cancellation of acceleration of vesting of equity-based awards, including lapses of restrictions, in whole or in part) as reasonably determined by the Accountant.

6. Additional Code Section 409A Provisions. Notwithstanding any other provision in the Severance Agreement, CIC Agreement or Offer Letter to the contrary, to the extent that the reimbursement of any expense or the provision of any in-kind benefits to or for the benefit of the Executive is subject to Section 409A of the Code, (i) the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, during any one calendar year shall not affect

Clarification and Modification Agreement Scarpa

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the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (ii) reimbursement of any such expense shall be made by no later than December 31 of the year following the calendar year in which such expense is incurred, and (iii) the Executive’s right to receive such reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit. The Company acknowledges that, for purposes of Section 409A of the Code, each and every payment made under the Severance Agreement or the CIC Agreement shall be deemed a separate payment and not a series of payments.

7. Entire Agreement. The Severance Agreement (including this Clarification/Modification), the CIC Agreement, and the Offer Letter together constitute the entire agreement between the Executive and the Company with respect to the subject matter thereof, and may be modified only in a writing signed by both parties. The provisions of each of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall continue in full force and effect and be binding on the Company and its successors (whether direct or indirect, by purchase, merger or otherwise) and assigns.

8. Governing Law. This Clarification/Modification shall be interpreted in accordance with the substantive laws of The Commonwealth of Massachusetts and without regard to any conflict of laws provisions,

9. Validity; Conflict. The invalidity of any provision of the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall not affect the validity or enforceability of any other provision of any such agreement, which shall remain in full force and effect. In the event of any conflict existing between the terms of this Clarification/Modification, on the one hand, and the other terms of the Severance Agreement or the terms of the CIC Agreement or the Offer Letter, on the other hand, the terms of this Clarification/Modification shall govern.

10. Survival. The terms of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall survive and not be discharged by any release and waiver.

11. Arbitration; Mediation. Any dispute, controversy or claim between the parties arising out of or relating to the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall be exclusively settled by arbitration conducted in The Commonwealth of Massachusetts before a single arbitrator who shall be a former federal or state court judge, in accordance with the Commercial Rules of the American Arbitration Association then in force.

12. Miscellaneous; Housing Allowance. With reference to page 3 (Relocation Expenses) of the Executive’s Offer Letter dated December 4, 2008, it is agreed that the Company’s obligation for any post-employment housing payments is intended to and shall apply to the Executive’s owned condominium (the “Unit”), and is subject to the following conditions:

•	Such obligation shall be capped at $10K per month and shall be limited to a period of not longer than 12 months from the Executive’s final date of employment at the Company.

Clarification and Modification Agreement Scarpa

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•

Payment shall apply only for documented costs of regular mortgage interest (not principal nor penalties), common charges and fees, real estate taxes, and utilities, only, and specifically shall not apply to any special assessments, transfer or closing costs on sale or rental of the Unit, moving expenses, repairs to the Unit, amenity charges or the like.

•	Following termination, Executive shall take all reasonable efforts to dispose of the Unit by listing and actively marketing the Unit for sale or other disposition.

•	All payment obligations by the Company for the Unit shall end upon sale, lease or other third party disposition of the Unit during the 12 month period.

IN WITNESS WHEREOF, the parties have executed this Clarification/Modification as of the date first above written.

THE TALBOTS, INC.

By:	/s/ Trudy Sullivan
Name:	Trudy Sullivan
Title:	President and Chief Executive Officer
(Pursuant to authority of the Compensation Committee of the Talbots Board of Directors)

EXECUTIVE

/s/ Michael Scarpa
Name:	Michael Scarpa

Clarification and Modification Agreement Scarpa

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CLARIFICATION AND MODIFICATION

This Clarification and Modification, dated March 8, 2012 (“Clarification/Modification”) is between The Talbots, Inc., a Delaware corporation (together with its subsidiaries, the “Company”), and Benedetta I. Casamento (the “Executive”).

This is intended to clarify and modify the Severance Agreement between the parties dated as of the Executive’s employment commencement date ( April 6, 2009), as amended by the letter agreement (“409A Letter Agreement”) dated November 18, 2010 (“Severance Agreement”), the Change in Control Agreement between the parties dated March 30, 2009, as amended by the 409A Letter Agreement (“CIC Agreement”) and an Offer Letter between the parties dated March 6, 2009 (“Offer Letter”). Capitalized terms used are defined in Section 7 of the Severance Agreement.

1. Other Plan Benefits.

(a) The Company will timely pay the Executive all salary and other benefits earned up through her employment termination date including under the terms of any incentive or other compensation or benefit plan or arrangement of the Company.

(b) The Company shall be obligated to and agrees to satisfy, subject to the terms and conditions thereof, the Executive’s earned or vested rights and benefits under all qualified, nonqualified and supplemental retirement, 401(k), savings, deferred compensation, executive, employee and retiree medical, dental and health plans, and other health, welfare or benefit plans of the Company.

(c) The health, medical and dental coverage which the Company is obligated to provide for the Executive, under the Severance Agreement or CIC Agreement or pursuant to any executive, employee or retiree health, medical or dental plan or arrangement, will be provided to the Executive and her family such that neither the benefits provided thereunder nor any and all premiums therefor or the value thereof shall be taxable to the Executive or her family for U.S. federal income tax purposes, including the obligation of the Company to provide such health, medical and dental coverage and benefits on an insured basis so as not to cause benefits thereunder or premiums therefor or the value thereof to be taxable to the Executive or her family as a discriminatory “self-insured medical reimbursement plan” within the broad meaning of Section 105(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor Code provision.

2. Severance Computation. For purposes of computing any severance amount payable under the Severance Agreement or the CIC Agreement, annual base salary shall mean the Executive’s existing base salary as of February 29, 2012 or any increase therein after such date, and target annual cash incentive bonus or Target Incentive Rate shall mean the “target annual incentive participation rate” of the Executive as of February 29, 2012, which is 75% of the Executive’s base salary, or any increase therein after such date.

Benedetta I. Casamento

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3. Notice of Termination. In the event of termination of Executive’s employment, the effective date shall be the date specified in a notice of termination which if termination is by the Company shall not be less than 30 days after the date the notice is given (except in the case of a termination for Cause).

4. Costs and Fees. All reasonable costs and expenses (including fees and disbursements of legal counsel) incurred by or on behalf of Executive in any litigation, arbitration or other proceeding to enforce or interpret any provision of the Severance Agreement (including this Clarification Modification), the C1C Agreement or the Offer Letter shall be reimbursed to Executive by the Company promptly after being incurred by the Executive (and not more than 30 days after the Company’s receipt of supporting documentation therefor); provided that in the event that a court or arbitrator, as applicable, having jurisdiction in the proceeding at issue determines that any litigation assertions or defenses by or on behalf of Executive were made in bad faith or are frivolous, no reimbursement related to such assertions or defenses shall be due.

5. Net Best Tax Provision Under Code Sections 280G and 4999.

(a) Notwithstanding anything to the contrary contained in any agreement between or including the Executive and the Company or any other plan or arrangement maintained by the Company, to the extent that any amount or benefit paid or distributed to the Executive pursuant to any such agreement or any other agreement, plan or arrangement between or including the Company and the Executive (collectively, the “Payments”) (i) constitutes a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this Section 5, would be subject to the excise tax imposed by Section 4999 of the Code (“Excise Tax”), then the Payments shall be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income, employment and excise taxes (including any Excise Tax), results in the Executive’s receipt, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Any determination required under this Section shall be made in writing by a nationally recognized, independent registered public accounting firm mutually agreed upon by the Executive and the Company (the “Accountant”), whose supporting data shall be provided to each of the Executive and the Company and whose determinations shall be conclusive and binding upon the Executive and the Company for all purposes.

(b) Any reduction of Payments as may be necessary under this Section shall be effected in a manner such as to obtain the best economic benefit for the Executive (with reductions made pro rata if economically equivalent and including such cancellation of acceleration of vesting of equity-based awards, including lapses of restrictions, in whole or in part) as reasonably determined by the Accountant.

6. Additional Code Section 409A Provisions. Notwithstanding any other provision in the Severance Agreement, CIC Agreement or Offer Letter to the contrary, to the extent that the reimbursement of any expense or the provision of any in-kind benefits to or for the benefit of

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the Executive is subject to Section 409A of the Code, (i) the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, during any one calendar year shall not affect the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (ii) reimbursement of any such expense shall be made by no later than December 31 of the year following the calendar year in which such expense is incurred, and (iii) the Executive’s right to receive such reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit. The Company acknowledges that, for purposes of Section 409A of the Code, each and every payment made under the Severance Agreement or the CIC Agreement shall be deemed a separate payment and not a series of payments.

7. Entire Agreement. The Severance Agreement (including this Clarification/Modification), the CIC Agreement, and the Offer Letter together constitute the entire agreement between the Executive and the Company with respect to the subject matter thereof, and may be modified only in a writing signed by both parties. The provisions of each of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall continue in full force and effect and be binding on the Company and its successors (whether direct or indirect, by purchase, merger or otherwise) and assigns.

8. Governing Law. This Clarification/Modification shall be interpreted in accordance with the substantive laws of The Commonwealth of Massachusetts and without regard to any conflict of laws provisions.

9. Validity; Conflict. The invalidity of any provision of the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall not affect the validity or enforceability of any other provision of any such agreement, which shall remain in full force and effect. In the event of any conflict existing between the terms of this Clarification/Modification, on the one hand, and the other terms of the Severance Agreement or the terms of the CIC Agreement or the Offer Letter, on the other hand, the terms of this Clarification/Modification shall govern.

10. Survival. The terms of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall survive and not be discharged by any release and waiver.

11. Arbitration; Mediation. Any dispute, controversy or claim between the parties arising out of or relating to the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall be exclusively settled by arbitration conducted in The Commonwealth of Massachusetts before a single arbitrator who shall be a former federal or state court judge, in accordance with the Commercial Rules of the American Arbitration Association then in force.

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IN WITNESS WHEREOF, the parties have executed this Clarification/Modification as of the date first above written.

THE TALBOTS, INC.

By:	/s/ Trudy Sullivan
Name:	Trudy Sullivan
Title:	President and Chief Executive Officer
(Pursuant to authority of the Compensation Committee of the Talbots Board of Directors)

EXECUTIVE

/s/ Benedetta I. Casamento
Name:	Benedetta I. Casamento

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CLARIFICATION AND MODIFICATION

This Clarification and Modification, dated March 8, 2012 (“Clarification/Modification”) is between The Talbots, Inc., a Delaware corporation (together with its subsidiaries, the “Company”), and Richard T. O’Connell, Jr. (the “Executive”).

This is intended to clarify and modify the Severance Agreement between the parties dated April 30, 2009, as amended by the letter agreement (“409A Letter Agreement”) dated November 18, 2010 (“Severance Agreement”), and the Change in Control Agreement between the parties dated November 11, 1993, as amended by the 409A Letter Agreement (“CIC Agreement”). Capitalized terms used are defined in Section 7 of the Severance Agreement.

1. Other Plan Benefits.

(a) The Company will timely pay the Executive all salary and other benefits earned up through his or her employment termination date including under the terms of any incentive or other compensation or benefit plan or arrangement of the Company.

(b) The Company shall be obligated to and agrees to satisfy, subject to the terms and conditions thereof, the Executive’s earned or vested rights and benefits under all qualified, nonqualified and supplemental retirement, 401 (k), savings, deferred compensation, executive, employee and retiree medical, dental and health plans, and other health, welfare or benefit plans of the Company.

(c) The health, medical and dental coverage which the Company is obligated to provide for the Executive, under the Severance Agreement or CIC Agreement or pursuant to any executive, employee or retiree health, medical or dental plan or arrangement including the Executive Medical/Dental Plan and the Retiree Executive Medical/Dental Plan, will be provided to the Executive and his or her family such that neither the benefits provided thereunder nor any and all premiums therefor or the value thereof shall be taxable to the Executive or his or her family for U.S. federal income tax purposes, including the obligation of the Company to provide such health, medical and dental coverage and benefits on an insured basis so as not to cause benefits thereunder or premiums therefor or the value thereof to be taxable to the Executive or his family as a discriminatory “self-insured medical reimbursement plan” within the broad meaning of Section 105(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor Code provision.

2. Severance Computation. For purposes of computing any severance amount payable under the Severance Agreement or the CIC Agreement, annual base salary shall mean the Executive’s existing base salary as of February 29, 2012 or any increase therein after such date, and target annual cash incentive bonus or Target Incentive Rate shall mean the “target annual incentive participation rate” of the Executive as of February 29, 2012, which is 75% of the Executive’s base salary, or any increase therein after such date.

3. Notice of Termination. In the event of termination of Executive’s employment, the effective date shall be the date specified in a notice of termination which if termination is by the Company shall not be less than 30 days after the date the notice is given (except in the case of a termination for Cause).

Richard T. O’Connell, Jr.

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4. Costs and Fees. All reasonable costs and expenses (including fees and disbursements of legal counsel) incurred by or on behalf of Executive in any litigation, arbitration or other proceeding to enforce or interpret any provision of the Severance Agreement (including this Clarification Modification) or the CIC Agreement shall be reimbursed to Executive by the Company promptly after being incurred by the Executive (and not more than 30 days after the Company’s receipt of supporting documentation therefor); provided that in the event that a court or arbitrator, as applicable, having jurisdiction in the proceeding at issue determines that any litigation assertions or defenses by or on behalf of Executive were made in bad faith or are frivolous, no reimbursement related to such assertions or defenses shall be due.

5. Net Best Tax Provision Under Code Sections 280G and 4999.

(a) Notwithstanding anything to the contrary contained in any agreement between or including the Executive and the Company or any other plan or arrangement maintained by the Company, to the extent that any amount or benefit paid or distributed to the Executive pursuant to any such agreement or any other agreement, plan or arrangement between or including the Company and the Executive (collectively, the “Payments”) (i) constitutes a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this Section 5, would be subject to the excise tax imposed by Section 4999 of the Code (“Excise Tax”), then the Payments shall be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income, employment and excise taxes (including any Excise Tax), results in the Executive’s receipt, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Any determination required under this Section shall be made in writing by a nationally recognized, independent registered public accounting firm mutually agreed upon by the Executive and the Company (the “Accountant”), whose supporting data shall be provided to each of the Executive and the Company and whose determinations shall be conclusive and binding upon the Executive and the Company for all purposes.

(b) Any reduction of Payments as may be necessary under this Section shall be effected in a manner such as to obtain the best economic benefit for the Executive (with reductions made pro rata if economically equivalent and including such cancellation of acceleration of vesting of equity-based awards, including lapses of restrictions, in whole or in part) as reasonably determined by the Accountant.

6. Additional Code Section 409A Provisions. Notwithstanding any other provision in the Severance Agreement or CIC Agreement to the contrary, to the extent that the reimbursement of any expense or the provision of any in-kind benefits to or for the benefit of the Executive is subject to Section 409A of the Code, (i) the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, during any one calendar year shall not affect the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, in any

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other calendar year, (ii) reimbursement of any such expense shall be made by no later than December 31 of the year following the calendar year in which such expense is incurred, and (iii) the Executive’s right to receive such reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit. The Company acknowledges that, for purposes of Section 409A of the Code, each and every payment made under the Severance Agreement or the CIC Agreement shall be deemed a separate payment and not a series of payments.

7. Entire Agreement. The Severance Agreement (including this Clarification/Modification) and the CIC Agreement together constitute the entire agreement between the Executive and the Company with respect to the subject matter thereof, and may be modified only in a writing signed by both parties. The provisions of each of the Severance Agreement (including this Clarification/Modification) and the CIC Agreement shall continue in full force and effect and be binding on the Company and its successors (whether direct or indirect, by purchase, merger or otherwise) and assigns.

8. Governing Law. This Clarification/Modification shall be interpreted in accordance with the substantive laws of The Commonwealth of Massachusetts and without regard to any conflict of laws provisions.

9. Validity; Conflict. The invalidity of any provision of the Severance Agreement (including this Clarification/Modification) or the CIC Agreement shall not affect the validity or enforceability of any other provision of any such agreement, which shall remain in full force and effect. In the event of any conflict existing between the terms of this Clarification/Modification, on the one hand, and the other terms of the Severance Agreement or the terms of the CIC Agreement, on the other hand, the terms of this Clarification/Modification shall govern.

10. Survival. The terms of the Severance Agreement (including this Clarification/Modification) and the CIC Agreement shall survive and not be discharged by any release and waiver.

11. Arbitration; Mediation. Any dispute, controversy or claim between the parties arising out of or relating to the Severance Agreement (including this Clarification/Modification) or the CIC Agreement shall be exclusively settled by arbitration conducted in The Commonwealth of Massachusetts before a single arbitrator who shall be a former federal or state court judge, in accordance with the Commercial Rules of the American Arbitration Association then in force.

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IN WITNESS WHEREOF, the parties have executed this Clarification/Modification as of the date first above written.

THE TALBOTS, INC.

By:	/s/ Trudy Sullivan
Name:	Trudy Sullivan
Title:	President and Chief Executive Officer
(Pursuant to authority of the Compensation Committee of the Talbots Board of Directors)

EXECUTIVE /s/ Richard T. O’Connell, Jr.
Name:	Richard T. O’Connell, Jr.

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CLARIFICATION AND MODIFICATION

This Clarification and Modification, dated March 8, 2012 (“Clarification/Modification”) is between The Talbots, Inc., a Delaware corporation (together with its subsidiaries, the “Company”), and Gregory I. Poole (the “Executive”),

This is intended to clarify and modify the Severance Agreement between the parties dated as of the Executive’s employment commencement date, as amended by the letter agreement (“409A Letter Agreement”) dated November 18, 2010 (“Severance Agreement”), the Change in Control Agreement between the parties dated June 5, 2008 (and re-executed as of April 2, 2009 by Mr. Poole and March 24, 2009 by the Company), as amended by the 409A Letter Agreement (“CIC Agreement”) and an Offer Letter between the parties dated June 5, 2008 (“Offer Letter”). Capitalized terms used are defined in Section 7 of the Severance Agreement,

1. Other Plan Benefits.

(a) The Company will timely pay the Executive all salary and other benefits earned up through his or her employment termination date including under the terms of any incentive or other compensation or benefit plan or arrangement of the Company,

(b) The Company shall be obligated to and agrees to satisfy, subject to the terms and conditions thereof, the Executive’s earned or vested rights and benefits under all qualified, nonqualified and supplemental retirement, 401(k), savings, deferred compensation, executive, employee and retiree medical, dental and health plans, and other health, welfare or benefit plans of the Company.

(c) The health, medical and dental coverage which the Company is obligated to provide for the Executive, under the Severance Agreement or CIC Agreement or pursuant to any executive, employee or retiree health, medical or dental plan or arrangement, will be provided to the Executive and his or her family such that neither the benefits provided thereunder nor any and all premiums therefor or the value thereof shall be taxable to the Executive or his or her family for U.S. federal income tax purposes, including the obligation of the Company to provide such health, medical and dental coverage and benefits on an insured basis so as not to cause benefits thereunder or premiums therefor or the value thereof to be taxable to the Executive or his family as a discriminatory “self-insured medical reimbursement plan” within the broad meaning of Section 105(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor Code provision.

2. Severance Computation. For purposes of computing any severance amount payable under the Severance Agreement or the CIC Agreement, annual base salary shall mean the Executive’s existing base salary as of February 29, 2012 or any increase therein after such date, and target annual cash incentive bonus or Target Incentive Rate shall mean the “target annual incentive participation rate” of the Executive as of February 29, 2012, which is 75% of the Executive’s base salary, or any increase therein after such date.

Gregory I. Poole

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3. Notice of Termination. In the event of termination of Executive’s employment, the effective date shall be the date specified in a notice of termination which if termination is by the Company shall not be less than 30 days after the date the notice is given (except in the case of a termination for Cause).

4. Costs and Fees. All reasonable costs and expenses (including fees and disbursements of legal counsel) incurred by or on behalf of Executive in any litigation, arbitration or other proceeding to enforce or interpret any provision of the Severance Agreement (including this Clarification Modification), the CIC Agreement or the Offer Letter shall be reimbursed to Executive by the Company promptly after being incurred by the Executive (and not more than 30 days after the Company’s receipt of supporting documentation therefor); provided that in the event that a court or arbitrator, as applicable, having jurisdiction in the proceeding at issue determines that any litigation assertions or defenses by or on behalf of Executive were made in bad faith or are frivolous, no reimbursement related to such assertions or defenses shall be due.

5. Net Best Tax Provision Under Code Sections 280G and 4999.

(a) Notwithstanding anything to the contrary contained in any agreement between or including the Executive and the Company or any other plan or arrangement maintained by the Company, to the extent that any amount or benefit paid or distributed to the Executive pursuant to any such agreement or any other agreement, plan or arrangement between or including the Company and the Executive (collectively, the “Payments”) (i) constitutes a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this Section 5, would be subject to the excise tax imposed by Section 4999 of the Code (“Excise Tax”), then the Payments shall be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income, employment and excise taxes (including any Excise Tax), results in the Executive’s receipt, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Any determination required under this Section shall be made in writing by a nationally recognized, independent registered public accounting firm mutually agreed upon by the Executive and the Company (the “Accountant”), whose supporting data shall be provided to each of the Executive and the Company and whose determinations shall be conclusive and binding upon the Executive and the Company for all purposes.

(b) Any reduction of Payments as may be necessary under this Section shall be effected in a manner such as to obtain the best economic benefit for the Executive (with reductions made pro rata if economically equivalent and including such cancellation of acceleration of vesting of equity-based awards, including lapses of restrictions, in whole or in part) as reasonably determined by the Accountant.

6. Additional Code Section 409A Provisions. Notwithstanding any other provision in the Severance Agreement, CIC Agreement or Offer Letter to the contrary, to the extent that the reimbursement of any expense or the provision of any in-kind benefits to or for the benefit of

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the Executive is subject to Section 409A of the Code, (i) the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, during any one calendar year shall not affect the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (ii) reimbursement of any such expense shall be made by no later than December 31 of the year following the calendar year in which such expense is incurred, and (iii) the Executive’s right to receive such reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit. The Company acknowledges that, for purposes of Section 409A of the Code, each and every payment made under the Severance Agreement or the CIC Agreement shall be deemed a separate payment and not a series of payments.

7. Entire Agreement. The Severance Agreement (including this Clarification/Modification), the CIC Agreement, and the Offer Letter together constitute the entire agreement between the Executive and the Company with respect to the subject matter thereof, and may be modified only in a writing signed by both parties. The provisions of each of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall continue in full force and effect and be binding on the Company and its successors (whether direct or indirect, by purchase, merger or otherwise) and assigns.

8. Governing Law. This Clarification/Modification shall be interpreted in accordance with the substantive laws of The Commonwealth of Massachusetts and without regard to any conflict of laws provisions.

9. Validity; Conflict. The invalidity of any provision of the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall not affect the validity or enforceability of any other provision of any such agreement, which shall remain in full force and effect. In the event of any conflict existing between the terms of this Clarification/Modification, on the one hand, and the other terms of the Severance Agreement or the terms of the CIC Agreement or the Offer Letter, on the other hand, the terms of this Clarification/Modification shall govern.

10. Survival. The terms of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall survive and not be discharged by any release and waiver.

11. Arbitration; Mediation. Any dispute, controversy or claim between the parties arising out of or relating to the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall be exclusively settled by arbitration conducted in The Commonwealth of Massachusetts before a single arbitrator who shall be a former federal or state court judge, in accordance with the Commercial Rules of the American Arbitration Association then in force.

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IN WITNESS WHEREOF, the parties have executed this Clarification/Modification as of the date first above written.

THE TALBOTS, INC.

By:	/s/ Trudy Sullivan
Name:	Trudy Sullivan
Title:	President and Chief Executive Officer
(Pursuant to authority of the Compensation Committee of the Talbots Board of Directors)

EXECUTIVE

/s/ Gregory I. Poole
Name:	Gregory I. Poole

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CLARIFICATION AND MODIFICATION

This Clarification and Modification, dated March 8, 2012 (“Clarification/Modification”) is between The Talbots, Inc., a Delaware corporation (together with its subsidiaries, the “Company”), and Lori Wagner (the “Executive”).

This is intended to clarify and modify the Severance Agreement between the parties dated as of the Executive’s employment commencement date, as amended by the letter agreement (“409A Letter Agreement”) dated November 18, 2010 (“Severance Agreement”), the Change in Control Agreement between the parties dated February 19, 2008, as amended by the 409A Letter Agreement (“CIC Agreement”) and an Offer Letter between the parties dated February 19, 2008 (“Offer Letter”). Capitalized terms used are defined in Section 7 of the Severance Agreement.

1. Other Plan Benefits.

(a) The Company will timely pay the Executive all salary and other benefits earned up through her employment termination date including under the terms of any incentive or other compensation or benefit plan or arrangement of the Company.

(b) The Company shall be obligated to and agrees to satisfy, subject to the terms and conditions thereof, the Executive’s earned or vested rights and benefits under all qualified, nonqualified and supplemental retirement, 401 (k), savings, deferred compensation, executive, employee and retiree medical, dental and health plans, and other health, welfare or benefit plans of the Company.

(c) The health, medical and dental coverage which the Company is obligated to provide for the Executive, under the Severance Agreement or CIC Agreement or pursuant to any executive, employee or retiree health, medical or dental plan or arrangement, will be provided to the Executive and her family such that neither the benefits provided thereunder nor any and all premiums therefor or the value thereof shall be taxable to the Executive or her family for U.S. federal income tax purposes, including the obligation of the Company to provide such health, medical and dental coverage and benefits on an insured basis so as not to cause benefits thereunder or premiums therefor or the value thereof to be taxable to the Executive or her family as a discriminatory “self-insured medical reimbursement plan” within the broad meaning of Section 105(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor Code provision.

2. Severance Computation. For purposes of computing any severance amount payable under the Severance Agreement or the CIC Agreement, annual base salary shall mean the Executive’s existing base salary as of February 29, 2012 or any increase therein after such date, and target annual cash incentive bonus or Target Incentive Rate shall mean the “target annual incentive participation rate” of the Executive as of February 29, 2012, which is 50% of the Executive’s base salary, or any increase therein after such date.

Lori Wagner

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3. Notice of Termination. In the event of termination of Executive’s employment, the effective date shall be the date specified in a notice of termination which if termination is by the Company shall not be less than 30 days after the date the notice is given (except in the case of a termination for Cause).

4. Costs and Fees. All reasonable costs and expenses (including fees and disbursements of legal counsel) incurred by or on behalf of Executive in any litigation, arbitration or other proceeding to enforce or interpret any provision of the Severance Agreement (including this Clarification Modification), the CIC Agreement or the Offer Letter shall be reimbursed to Executive by the Company promptly after being incurred by the Executive (and not more than 30 days after the Company’s receipt of supporting documentation therefor); provided that in the event that a court or arbitrator, as applicable, having jurisdiction in the proceeding at issue determines that any litigation assertions or defenses by or on behalf of Executive were made in bad faith or are frivolous, no reimbursement related to such assertions or defenses shall be due.

5. Net Best Tax Provision Under Code Sections 280G and 4999.

(a) Notwithstanding anything to the contrary contained in any agreement between or including the Executive and the Company or any other plan or arrangement maintained by the Company, to the extent that any amount or benefit paid or distributed to the Executive pursuant to any such agreement or any other agreement, plan or arrangement between or including the Company and the Executive (collectively, the “Payments”) (i) constitutes a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this Section 5, would be subject to the excise tax imposed by Section 4999 of the Code (“Excise Tax”), then the Payments shall be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income, employment and excise taxes (including any Excise Tax), results in the Executive’s receipt, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Any determination required under this Section shall be made in writing by a nationally recognized, independent registered public accounting firm mutually agreed upon by the Executive and the Company (the “Accountant”), whose supporting data shall be provided to each of the Executive and the Company and whose determinations shall be conclusive and binding upon the Executive and the Company for all purposes.

(b) Any reduction of Payments as may be necessary under this Section shall be effected in a manner such as to obtain the best economic benefit for the Executive (with reductions made pro rata if economically equivalent and including such cancellation of acceleration of vesting of equity-based awards, including lapses of restrictions, in whole or in part) as reasonably determined by the Accountant.

6. Additional Code Section 409A Provisions. Notwithstanding any other provision in the Severance Agreement, CIC Agreement or Offer Letter to the contrary, to the extent that the reimbursement of any expense or the provision of any in-kind benefits to or for the benefit of

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the Executive is subject to Section 409A of the Code, (i) the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, during any one calendar year shall not affect the amount of such expense eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (ii) reimbursement of any such expense shall be made by no later than December 31 of the year following the calendar year in which such expense is incurred, and (iii) the Executive’s right to receive such reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit. The Company acknowledges that, for purposes of Section 409A of the Code, each and every payment made under the Severance Agreement or the CIC Agreement shall be deemed a separate payment and not a series of payments.

7. Entire Agreement. The Severance Agreement (including this Clarification/Modification), the CIC Agreement, and the Offer Letter together constitute the entire agreement between the Executive and the Company with respect to the subject matter thereof, and may be modified only in a writing signed by both parties. The provisions of each of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall continue in full force and effect and be binding on the Company and its successors (whether direct or indirect, by purchase, merger or otherwise) and assigns.

8. Governing Law. This Clarification/Modification shall be interpreted in accordance with the substantive laws of The Commonwealth of Massachusetts and without regard to any conflict of laws provisions.

9. Validity; Conflict. The invalidity of any provision of the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall not affect the validity or enforceability of any other provision of any such agreement, which shall remain in full force and effect. In the event of any conflict existing between the terms of this Clarification/Modification, on the one hand, and the other terms of the Severance Agreement or the terms of the CIC Agreement or the Offer Letter, on the other hand, the terms of this Clarification/Modification shall govern.

10. Survival. The terms of the Severance Agreement (including this Clarification/Modification), the CIC Agreement and the Offer Letter shall survive and not be discharged by any release and waiver,

11. Arbitration; Mediation. Any dispute, controversy or claim between the parties arising out of or relating to the Severance Agreement (including this Clarification/Modification), the CIC Agreement or the Offer Letter shall be exclusively settled by arbitration conducted in The Commonwealth of Massachusetts before a single arbitrator who shall be a former federal or state court judge, in accordance with the Commercial Rules of the American Arbitration Association then in force.

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IN WITNESS WHEREOF, the parties have executed this Clarification/Modification as of the date first above written.

THE TALBOTS, INC.

By:	/s/ Trudy Sullivan
Name:	Trudy Sullivan
Title:	President and Chief Executive Officer
(Pursuant to authority of the Compensation Committee of the Talbots Board of Directors)

EXECUTIVE /s/ Lori Wagner
Name:	Lori Wagner

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